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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 6, 1997


                            FREMONT GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                        33-07773-A             65-0110447
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

   777 Hornby Street, Suite 2000, Vancouver, British Columbia, V6Z 1S4
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code       (604) 682-4606





         (Former name or former address, if changed since last report.)



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ITEM 5.      OTHER EVENTS.

               On March 6, 1997, Fremont Gold Corporation issued a press release, attached hereto as an exhibit, announcing its initial diamond drill hole results on its Resguardo mineral exploration property located in Chile.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.                               Description
-----------                               -----------

    99             Press Release of Fremont Gold Corporation dated March 6, 1997



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  /s/ Edward M. Topham
                                                  --------------------
                                                  Edward M. Topham
                                                  Chief Financial Officer
Date: March 13, 1997